Exhibit 99.2
INVESTOR FINANCIAL SUPPLEMENT
ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
1st Quarter Ended March 31, 2010

Investor Contact:	This report is for informational purposes only. It should be read in conjunction with documents filed by Allied World Assurance Company Holdings, Ltd with the U.S. Securities and Exchange Commission.
Keith Lennox
Phone: (646) 794-0750
email: keith.lennox@awac.com

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
Any forward-looking statements made in this report reflect our current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. For example, our forward-looking statements could be affected by pricing and policy term trends; increased competition; the impact of acts of terrorism and acts of war; greater frequency or severity of unpredictable catastrophic events; investigations of market practices and related settlement terms; negative rating agency actions; the adequacy of our loss reserves; the company or its subsidiaries becoming subject to significant income taxes in the United States or elsewhere; changes in regulations or tax laws; changes in the availability, cost or quality of reinsurance or retrocessional coverage; adverse general economic conditions; and judicial, legislative, political and other governmental developments, as well as management’s response to these factors, and other factors identified in our filings with the U.S. Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION
- All financial information contained herein is unaudited.

- Unless otherwise noted, all data is in thousands of U.S. dollars, except for share, per share, percentage and ratio information.

- Allied World Assurance Company Holdings, Ltd, along with others in the industry, use underwriting ratios as measures of performance. The loss and loss expense ratio is calculated by dividing net losses and loss expenses by net premiums earned. The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned. The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned. The expense ratio is calculated by combining the acquisition cost ratio and the general and administrative expense ratio. The combined ratio is calculated by combining the loss and loss expense ratio, the acquisition cost ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

- In presenting the company’s results, management has included and discussed certain “non-GAAP” financial measures, as such term is defined in Regulation G promulgated by the SEC. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles (“GAAP”). The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement. See page 22 for further details.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED FINANCIAL HIGHLIGHTS

		THREE MONTHS ENDED		Previous
		MARCH 31,		Quarter
		2010	2009	Change
HIGHLIGHTS	Gross premiums written	$504,163	$479,597	5.1%
	Net premiums written	433,292	405,038	7.0%
	Net premiums earned	338,324	323,972	4.4%
	Net investment income	68,902	77,854	(11.5%)
	Net income	133,740	131,408	1.8%
	Operating income	61,323	137,604	(55.4%)
	Total investments and cash & cash equivalents	7,855,437	6,710,099	17.1%
	Total assets	10,012,727	8,892,255	12.6%
	Total shareholders’ equity	3,338,807	2,491,860	34.0%
	Cash flows from operating activities	85,300	143,519	(40.6%)

PER SHARE AND SHARE DATA	Basic earnings per share
	Net income	$2.67	$2.67	0.0%
	Operating income	$1.23	$2.79	(55.9%)
	Diluted earnings per share
	Net income	$2.52	$2.57	(1.9%)
	Operating income	$1.16	$2.69	(56.9%)
	Weighted average common shares outstanding
	Basic	50,023,816	49,248,118
	Diluted	53,115,756	51,120,049
	Book value per share	$66.17	$50.32	31.5%
	Diluted book value per share	$61.59	$47.40	29.9%

FINANCIAL RATIOS	Annualized return on average equity (ROAE), net income	17.1%	22.1%	(5.0	)pts
	Annualized ROAE, operating income	7.8%	23.2%	(15.4	)pts
	Annualized investment book yield	3.7%	4.6%	(0.9	)pts

	Loss and loss expense ratio	68.6%	45.8%	22.8	pts
	Acquisition cost ratio	12.1%	11.5%	0.6	pts
	General and administrative expense ratio	18.8%	17.7%	1.1	pts

	Expense ratio	30.9%	29.2%	1.7	pts

	Combined ratio	99.5%	75.0%	24.5	pts

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED STATEMENTS OF OPERATIONS — CONSECUTIVE QUARTERS

	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED
	MARCH 31, 2010	DECEMBER 31, 2009	SEPTEMBER 30, 2009	JUNE 30, 2009	MARCH 31, 2009
Revenues
Gross premiums written	$504,163	$322,129	$401,837	$492,782	$479,597
Net premiums written	$433,292 *	$233,694	$320,956	$361,438	$405,038

Net premiums earned	$338,324 *	$330,481	$328,771	$333,668	$323,972
Net investment income	68,902	73,252	73,032	76,537	77,854
Net realized investment gains	77,487	37,796	46,861	5,093	36,602
Net impairment charges recognized in earnings	(168)	(187)	(1,953)	(5,474)	(41,963)
Other income	297	373	298	369	466

Total revenues	$484,842	$441,715	$447,009	$410,193	$396,931

Expenses
Net losses and loss expenses:
Current year	$297,246	$219,065	$209,971	$214,334	$208,683

Prior years	(65,092)**	(77,662)	(73,530)	(36,615)	(60,186)

Total net losses and loss expenses	232,154	$141,403	$136,441	$177,719	$148,497
Acquisition costs	40,784	38,126	36,630	36,963	37,129
General and administrative expenses	63,463	72,212	57,521	61,495	57,365
Amortization and impairment of intangible assets	892	7,856	1,065	1,065	1,065
Interest expense	9,528	9,527	9,523	9,522	10,447
Foreign exchange loss (gain)	1,076	1,408	(273)	(1,222)	835

Total expenses	$347,897	$270,532	$240,907	$285,542	$255,338

Income before income taxes	$136,945	$171,183	$206,102	$124,651	$141,593
Income tax expense	3,205	9,928	5,548	10,981	10,185

Net income	$133,740	$161,255	$200,554	$113,670	$131,408

GAAP Ratios
Loss and loss expense ratio	68.6%	42.8%	41.5%	53.3%	45.8%
Acquisition cost ratio	12.1%	11.5%	11.1%	11.1%	11.5%
General and administrative expense ratio	18.8%	21.9%	17.5%	18.4%	17.7%

Expense ratio	30.9%	33.4%	28.6%	29.5%	29.2%

Combined ratio	99.5%	76.2%	70.1%	82.8%	75.0%

Per Share Data
Basic earnings per share
Net income	$2.67	$3.25	$4.05	$2.30	$2.67
Operating income	$1.23	$2.66	$3.13	$2.28	$2.79
Diluted earnings per share
Net income	$2.52	$3.05	$3.83	$2.22	$2.57
Operating income	$1.16	$2.49	$2.97	$2.20	$2.69

*	Includes the impact of a commutation, which increased net premiums written and net premiums earned each by $9.3 million.

**	Includes the impact of a commutation, which increased prior years’ net losses and loss expenses by $8.9 million.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED PREMIUM DISTRIBUTION ANALYSIS — CURRENT QUARTER

THREE MONTHS ENDED MARCH 31, 2010	THREE MONTHS ENDED MARCH 31, 2009
Gross Premiums Written = $504,163	Gross Premiums Written = $479,597

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED PREMIUM DISTRIBUTION ANALYSIS — CURRENT QUARTER

THREE MONTHS ENDED MARCH 31, 2010	THREE MONTHS ENDED MARCH 31, 2009
Gross Premiums Written = $504,163	Gross Premiums Written = $479,597

*	Includes gross premiums written in our energy line of business.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED SEGMENT RESULTS
FOR THE THREE MONTHS ENDED MARCH 31, 2010

	U.S.	INTERNATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTALS
Revenues
Gross premiums written	$162,085	$121,422	$220,656	$504,163
Net premiums written	$131,555 *	$81,081	$220,656	$433,292 *

Net premiums earned	$129,205 *	$87,043	$122,076	$338,324 *
Other income	$297	$—	$—	$297

Total revenues	$129,502	$87,043	$122,076	$338,621

Expenses
Net losses and loss expenses:
Current year	$93,252	$115,064	$88,930	$297,246
Prior years	5,173 **	(57,615)	(12,650)	(65,092)**

Total net losses and loss expenses	$98,425	$57,449	$76,280	$232,154
Acquisition costs	16,960	66	23,758	40,784
General and administrative expenses	27,114	21,845	14,504	63,463

Total expenses	$142,499	$79,360	$114,542	$336,401

Underwriting (loss) income	$(12,997)	$7,683	$7,534	$2,220

Net investment income				68,902
Net realized investment gains				77,487
Net impairment charges recognized in earnings				(168)
Amortization and impairment of intangible assets				(892)
Interest expense				(9,528)
Foreign exchange loss				(1,076)

Income before income taxes				$136,945

GAAP Ratios
Loss and loss expense ratio	76.2%	66.0%	62.5%	68.6%
Acquisition cost ratio	13.1%	0.1%	19.5%	12.1%
General and administrative expense ratio	21.0%	25.1%	11.9%	18.8%

Expense ratio	34.1%	25.2%	31.4%	30.9%

Combined ratio	110.3%	91.2%	93.9%	99.5%

*	Includes the impact of a commutation, which increased net premiums written and net premiums earned each by $9.3 million.

**	Includes the impact of a commutation, which increased prior years’ net losses and loss expense by $8.9 million.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED SEGMENT RESULTS
FOR THE THREE MONTHS ENDED MARCH 31, 2009

	U.S.	INTERNATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTALS
Revenues
Gross premiums written	$153,369	$125,919	$200,309	$479,597
Net premiums written	$115,844	$88,957	$200,237	$405,038

Net premiums earned	$105,267	$111,194	$107,511	$323,972
Other income	$466	$—	$—	$466

Total revenues	$105,733	$111,194	$107,511	$324,438

Expenses
Net losses and loss expenses:
Current year	$61,688	$79,818	$67,177	$208,683
Prior years	(7,511)	(40,625)	(12,050)	(60,186)

Total net losses and loss expenses	$54,177	$39,193	$55,127	$148,497
Acquisition costs	14,411	1,060	21,658	37,129
General and administrative expenses	27,399	18,819	11,147	57,365

Total expenses	$95,987	$59,072	$87,932	$242,991

Underwriting income	$9,746	$52,122	$19,579	$81,447

Net investment income				77,854
Net realized investment gains				36,602
Net impairment charges recognized in earnings				(41,963)
Amortization and impairment of intangible assets				(1,065)
Interest expense				(10,447)
Foreign exchange loss				(835)

Income before income taxes				$141,593

GAAP Ratios
Loss and loss expense ratio	51.5%	35.2%	51.3%	45.8%
Acquisition cost ratio	13.7%	1.0%	20.1%	11.5%
General and administrative expense ratio	26.0%	16.9%	10.4%	17.7%

Expense ratio	39.7%	17.9%	30.5%	29.2%

Combined ratio	91.2%	53.1%	81.8%	75.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONDENSED CONSOLIDATED BALANCE SHEETS

	MARCH 31, 2010	DECEMBER 31, 2009
ASSETS
Fixed maturity investments available for sale, at fair value (amortized cost: 2010: $3,069,009; 2009: $4,260,844)	$3,227,889	$4,427,072
Fixed maturity investments trading, at fair value	3,868,044	2,544,322
Other invested assets trading, at fair value	261,930	184,869

Total investments	7,357,863	7,156,263
Cash and cash equivalents	497,574	379,751
Insurance balances receivable	493,775	395,621
Prepaid reinsurance	170,948	186,610
Reinsurance recoverable	920,480	919,991
Accrued investment income	54,532	53,046
Net deferred acquisition costs	97,429	87,821
Goodwill	268,376	268,376
Intangible assets	59,467	60,359
Net balances on purchases and sales of investments	—	184
Net deferred tax assets	16,897	21,895
Other assets	75,386	67,566

TOTAL ASSETS	$10,012,727	$9,597,483

LIABILITIES
Reserve for losses and loss expenses	$4,853,359	$4,761,772
Unearned premiums	1,007,926	928,619
Reinsurance balances payable	82,541	102,837
Net balances payable on purchases and sales of investments	172,797
Dividends payable	10,092	—
Senior notes	498,951	498,919
Accounts payable and accrued liabilities	48,254	92,041

TOTAL LIABILITIES	$6,673,920	$6,384,188

SHAREHOLDERS’ EQUITY
Common shares, par value $0.03 per share: issued and outstanding 2010: 50,459,000 shares; 2009: 49,734,487 shares	$1,514	$1,492
Additional paid-in capital	1,369,341	1,359,934
Retained earnings	1,825,668	1,702,020
Accumulated other comprehensive income: net unrealized gains on investments, net of tax	142,284	149,849

TOTAL SHAREHOLDERS’ EQUITY	$3,338,807	$3,213,295

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$10,012,727	$9,597,483

Book value per share	$66.17	$64.61
Diluted book value per share	$61.59	$59.56

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED TOTAL INVESTMENT PORTFOLIO

	MARCH 31, 2010		DECEMBER 31, 2009		SEPTEMBER 30, 2009		JUNE 30, 2009		MARCH 31, 2009
	FAIR MARKET		FAIR MARKET		FAIR MARKET		FAIR MARKET		FAIR MARKET
	VALUE		VALUE		VALUE		VALUE		VALUE
MARKET VALUE
Fixed maturities available for sale	$3,227,889	41.1%	$4,427,072	58.7%	$5,673,793	75.1%	$6,286,561	87.6%	$5,808,176	86.5%
Fixed maturities trading	3,868,044	49.2%	2,544,322	33.8%	1,372,287	18.2%	233,583	3.2%	—	—
Other invested assets trading	261,930	3.4%	184,869	2.5%	162,125	2.1%	132,694	1.8%	139,199	2.1%
Other invested assets available for sale	—	—	—	—	—	—	4	0.0%	58,305	0.9%
Cash and cash equivalents	497,574	6.3%	379,751	5.0%	345,954	4.6%	534,742	7.4%	704,419	10.5%

Total	$7,855,437	100.0%	$7,536,014	100.0%	$7,554,159	100.0%	$7,187,584	100.0%	$6,710,099	100.0%

ASSET ALLOCATION BY MARKET VALUE
U.S. government and agencies	$2,065,913	26.3%	$1,378,565	18.3%	$1,364,043	18.1%	$1,514,542	21.1%	$1,474,343	22.0%
Non-U.S. government securities	395,558	5.0%	511,001	6.8%	454,676	6.0%	384,531	5.3%	297,258	4.4%
Corporate securities	2,337,172	29.8%	2,584,585	34.3%	2,410,484	31.9%	2,129,275	29.6%	1,643,561	24.5%
State, municipalities and political subdivisions	231,694	2.9%	243,218	3.2%	323,916	4.3%	343,382	4.8%	374,504	5.6%
Mortgage-backed securities	1,590,033	20.2%	1,721,254	22.8%	2,043,514	27.1%	1,918,539	26.7%	1,843,933	27.5%
Asset-backed securities	475,563	6.1%	532,771	7.1%	449,447	5.9%	229,875	3.2%	174,577	2.5%

Fixed income sub-total	7,095,933	90.3%	6,971,394	92.5%	7,046,080	93.3%	6,520,144	90.7%	5,808,176	86.5%
Global high-yield bond fund	—	—	—	—	—	—	4	0.0%	58,305	0.9%
Hedge funds	242,135	3.1%	184,725	2.5%	161,840	2.1%	132,560	1.8%	120,708	1.8%
Equity securities	19,795	0.3%	144	0.0%	285	0.0%	134	0.0%	18,491	0.3%
Cash & cash equivalents	497,574	6.3%	379,751	5.0%	345,954	4.6%	534,742	7.5%	704,419	10.5%

Total	$7,855,437	100.0%	$7,536,014	100.0%	$7,554,159	100.0%	$7,187,584	100.0%	$6,710,099	100.0%

FIXED INCOME CREDIT QUALITY BY MARKET VALUE
U.S. government and agencies	$2,065,913	29.1%	$1,378,565	19.8%	$1,364,043	19.4%	$1,514,542	23.2%	$1,474,343	25.4%
AAA/Aaa	2,600,412	36.6%	3,076,133	44.1%	3,314,343	47.0%	3,081,380	47.3%	2,734,874	47.1%
AA/Aa	635,938	9.0%	684,291	9.8%	571,871	8.1%	465,556	7.1%	444,081	7.6%
A/A	1,265,421	17.8%	1,347,557	19.3%	1,323,415	18.8%	1,159,173	17.8%	882,140	15.2%
BBB/Baa	296,284	4.2%	318,253	4.6%	324,007	4.6%	283,552	4.4%	265,541	4.6%
BB	20,016	0.3%	34,843	0.5%	29,082	0.4%	1,499	0.0%	3,709	0.1%
B/B	42,533	0.6%	24,393	0.4%	29,248	0.4%	11,395	0.2%	2,172	0.0%
CCC+ and below	169,416	2.4%	107,359	1.5%	90,071	1.3%	3,047	0.0%	1,316	0.0%

Total	$7,095,933	100.0%	$6,971,394	100.0%	$7,046,080	100.0%	$6,520,144	100.0%	$5,808,176	100.0%

STATISTICS
Annualized financial statement portfolio return*	7.3%
Annualized book yield, year to date	3.7%		4.2%		4.3%		4.4%		4.6%
Duration	3.5 years		3.0 years		3.2 years		3.0 years		2.8 years
Average credit quality (S&P)	AA		AA		AA		AA+		AA+

*	Calculated as the sum of annualized investment income, realized gains or losses and the change in unrealized gains or losses divided by average aggregate invested assets for the period.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
INVESTMENT PORTFOLIO — ADDITIONAL DETAIL
MARCH 31, 2010

	FAIR MARKET	AVERAGE	PORTFOLIO
	VALUE	RATING	PERCENTAGE
Cash & cash equivalents	$497,574	AAA	6.3%
U.S. government securities	1,744,548	AAA	22.2%
U.S. government agencies	321,365	AAA	4.1%
Non-U.S. government securities	395,558	AAA	5.0%
Mortgage-backed securities:
Agency MBS	925,157	AAA	11.8%
Non-agency RMBS	231,593	AA	2.9%
Non-agency RMBS — Non investment grade strategy	227,160	B-	2.9%
CMBS	206,123	AAA	2.6%
Total mortgage-backed securities	1,590,033		20.2%
Corporate securities:
Financials	1,095,667	AA-	13.9%
Industrials	1,009,698	A	12.9%
Utilities	231,807	A-	3.0%
Total corporate securities	2,337,172		29.8%
Asset-backed securities
Credit cards	28,397	AAA	0.4%
Auto receivables	137,275	AAA	1.7%
Other	155,962	AAA	1.9%
Collateralized loan obligations	153,929	AA	2.0%
Total asset-backed securities	475,563		6.1%
State, municipalities and political subdivisions	231,694	AA	2.9%
Hedge Funds	242,135	N/A	3.1%
Equities	19,795	N/A	0.3%

Total Investment Portfolio	$7,855,437		100.0%

TOP 10 CORPORATE EXPOSURES
	FAIR MARKET	PORTFOLIO
	VALUE	PERCENTAGE
JP Morgan Chase & Co	$77,709	1.0%
Wells Fargo & Co	72,857	0.9%
Morgan Stanley	59,627	0.8%
Verizon Communications Inc	57,408	0.7%
AT&T Inc	56,705	0.7%
HSBC Holdings PLC	53,638	0.7%
Enel SpA	43,793	0.6%
Westpac Banking Corp	42,871	0.5%
Microsoft Corp	41,014	0.5%
Pfizer Inc	39,377	0.5%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
INVESTMENT PORTFOLIO — ADDITIONAL DETAIL
MARCH 31, 2010
NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES DETAIL
NON INVESTMENT GRADE STRATEGY

											AVERAGE
										TOTAL	CREDIT
Vintage	AAA	AA	A	BBB	BB	B	CCC	CC	D	FAIR VALUE	ENHANCEMENT**
2007	$—	$—	$—	$—	$—	$6,678	$50,710	$14,040	$8,187	$79,615	30.8%
2006	—	6,312	2,451	—	—	24,633	48,936	17,793	2,224	102,349	25.4%
2005 and prior	14,575	—	327	—	—	7,938	13,172	9,184	—	45,196	27.7%

Total*	$14,575	$6,312	$2,778	$—	$—	$39,249	$112,818	$41,017	$10,411	$227,160	27.8%

*	Included in the above is fair value of $4.7 million of subprime mortgages with an average rating of B-.
NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES DETAIL
CORE FIXED INCOME ACCOUNT

											AVERAGE
										TOTAL	CREDIT
Vintage	AAA	AA	A	BBB	BB	B	CCC	CC	D	FAIR VALUE	ENHANCEMENT**
2007	$435	$—	$—	$—	$14	$—	$—	$—	$—	$449	3.0%
2006	32,259	—	10,084	—	—	—	—	—	—	42,343	18.7%
2005 and prior	146,238	3,229	1,081	14,624	18,679	2,115	2,461	374	—	188,801	10.4%

Total*	$178,932	$3,229	$11,165	$14,624	$18,693	$2,115	$2,461	$374	$—	$231,593	12.0%

*	Included in the above is fair value of $0.2 million of subprime mortgages with an average rating of AAA.
COMMERCIAL MORTGAGE BACKED SECURITIES DETAIL

											AVERAGE
										TOTAL	CREDIT
Vintage	AAA	AA	A	BBB	BB	B	CCC	CC	D	FAIR VALUE	ENHANCEMENT**
2010	$10,873	$—	$—	$—	$—	$—	$—	$—	$—	$10,873	100.0%
2006	3,722	—	—	198	—	—	—	—	—	3,920	30.0%
2005 and prior	191,330	—	—	—	—	—	—	—	—	191,330	21.4%

Total	$205,925	$—	$—	$198	$—	$—	$—	$—	$—	$206,123	25.7%

**	Average credit enhancement is the amount, reported as a percentage, of subordination and/or overcollateralization available to support the security.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
RESERVES FOR LOSSES AND LOSS EXPENSES

		AT MARCH 31, 2010
	U.S.	INTERNATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTAL
Case reserves (net of reinsurance recoverable)	$212,144	$361,430	$313,212	$886,786
IBNR (net of reinsurance recoverable)	759,799	1,414,509	871,785	3,046,093

Total	$971,943	$1,775,939	$1,184,997	$3,932,879
IBNR/Total reserves (net of reinsurance recoverable)	78.2%	79.6%	73.6%	77.5%

		AT DECEMBER 31, 2009
	U.S.	INTERNATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTAL
Case reserves (net of reinsurance recoverable)	$183,376	$388,882	$313,239	$885,497
IBNR (net of reinsurance recoverable)	718,492	1,401,231	836,561	2,956,284

Total	$901,868	$1,790,113	$1,149,800	$3,841,781
IBNR/Total reserves (net of reinsurance recoverable)	79.7%	78.3%	72.8%	77.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CAPITAL STRUCTURE AND LEVERAGE RATIOS

	MARCH 31,	DECEMBER 31,	SEPTEMBER 30,	JUNE 30,	MARCH 31,
	2010	2009	2009	2009	2009
Senior notes	$498,951	$498,919	$498,888	$498,857	$498,826
Shareholders’ equity	3,338,807	3,213,295	3,078,894	2,741,427	2,491,860

Total capitalization	$3,837,758	$3,712,214	$3,577,782	$3,240,284	$2,990,686

Leverage ratios
Debt to total capitalization	13.0%	13.4%	13.9%	15.4%	16.7%

Closing shareholders’ equity	$3,338,807	$3,213,295	$3,078,894	$2,741,427	$2,491,860
Add/deduct: accumulated other comprehensive income	(142,284)	(149,849)	(185,043)	(48,669)	(48,204)

Adjusted shareholders’ equity	$3,196,523	$3,063,446	$2,893,851	$2,692,758	$2,443,656

Net premiums written (trailing 12 months)	$1,349,380	$1,321,125	$1,313,935	$1,226,882	$1,185,694
Net premiums written (trailing 12 months) to adjusted shareholders’ equity	0.42	0.43	0.45	0.46	0.49

Total investments and cash & cash equivalents	$7,855,437	$7,536,014	$7,554,159	$7,187,584	$6,710,099
Total investments and cash & cash equivalents to adjusted shareholders’ equity	2.46	2.46	2.61	2.67	2.75

Reserve for losses and loss expenses	$4,853,359	$4,761,772	$4,749,602	$4,713,727	$4,603,078
Deduct: reinsurance recoverable	(920,480)	(919,991)	(913,964)	(909,716)	(880,390)

Net reserve for losses and loss expenses	$3,932,879	$3,841,781	$3,835,638	$3,804,011	$3,722,688
Net reserve for losses and loss expenses to adjusted shareholders’ equity	1.23	1.25	1.33	1.41	1.52

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
OPERATING INCOME RECONCILIATION AND
BASIC AND DILUTED EARNINGS PER SHARE INFORMATION

	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED
	MARCH 31, 2010	DECEMBER 31, 2009	SEPTEMBER 30, 2009	JUNE 30, 2009	MARCH 31, 2009
Net income	$133,740	$161,255	$200,554	$113,670	$131,408
Add:
Net realized investment gains	(73,602)	(37,796)	(46,861)	(5,093)	(36,602)
Net impairment charges recognized in earnings	109	187	1,953	5,474	41,963
Impairment of intangible assets	—	6,866	—	—	—
Foreign exchange loss (gain)	1,076	1,408	(273)	(1,222)	835

Operating income	$61,323	$131,920	$155,373	$112,829	$137,604

Weighted average common shares outstanding
Basic	50,023,816	49,662,575	49,574,266	49,523,459	49,248,118
Diluted	53,115,756	52,880,733	52,345,913	51,257,887	51,120,049

Basic per share data
Net income	$2.67	$3.25	$4.05	$2.30	$2.67
Add:
Net realized investment gains	(1.47)	(0.76)	(0.95)	(0.10)	(0.74)
Net impairment charges recognized in earnings	—	—	0.04	0.11	0.85
Impairment of intangible assets	—	0.14	—	—	—
Foreign exchange loss (gain)	0.03	0.03	(0.01)	(0.03)	0.01

Operating income	$1.23	$2.66	$3.13	$2.28	$2.79

Diluted per share data
Net income	$2.52	$3.05	$3.83	$2.22	$2.57
Add:
Net realized investment gains	(1.38)	(0.72)	(0.89)	(0.10)	(0.71)
Net impairment charges recognized in earnings	—	—	0.04	0.11	0.82
Impairment of intangible assets	—	0.13	—	—	—
Foreign exchange loss (gain)	0.02	0.03	(0.01)	(0.03)	0.01

Operating income	$1.16	$2.49	$2.97	$2.20	$2.69

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY AND
RECONCILIATION OF AVERAGE SHAREHOLDERS’ EQUITY

	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED
	MARCH 31, 2010	DECEMBER 31, 2009	SEPTEMBER 30, 2009	JUNE 30, 2009	MARCH 31, 2009
Opening shareholders’ equity	$3,213,295	$3,078,894	$2,741,427	$2,491,860	$2,416,862
Deduct: accumulated other comprehensive income	(149,849)	(185,043)	(48,669)	(48,204)	(105,632)

Adjusted opening shareholders’ equity	$3,063,446	$2,893,851	$2,692,758	$2,443,656	$2,311,230

Closing shareholders’ equity	$3,338,807	$3,213,295	$3,078,894	$2,741,427	$2,491,860
Deduct: accumulated other comprehensive income	(142,284)	(149,849)	(185,043)	(48,669)	(48,204)

Adjusted closing shareholders’ equity	$3,196,523	$3,063,446	$2,893,851	$2,692,758	$2,443,656

Average shareholders’ equity	$3,129,985	$2,978,649	$2,793,305	$2,568,207	$2,377,443

Net income available to shareholders	$133,740	$161,255	$200,554	$113,670	$131,408
Annualized net income available to shareholders	534,960	645,020	802,216	454,680	525,632

Annualized return on average shareholders’ equity — net income available to shareholders	17.1%	21.7%	28.7%	17.7%	22.1%

Operating income available to shareholders	$61,323	$131,920	$155,373	$112,829	$137,604
Annualized operating income available to shareholders	245,292	527,680	621,492	451,316	550,416

Annualized return on average shareholders’ equity — operating income available to shareholders	7.8%	17.7%	22.2%	17.6%	23.2%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
DILUTED BOOK VALUE PER SHARE

	MARCH 31,	DECEMBER 31,	MARCH 31,
	2010	2009	2009
Price per share at period end	$44.85	$46.07	$38.03

Total shareholders’ equity	$3,338,807	$3,213,295	$2,491,860

Basic common shares outstanding	50,459,000	49,734,487	49,522,766

Add: unvested restricted share units	801,540	915,432	954,292

Add: performance based equity awards	1,409,984	1,583,237	1,332,161

Add: dilutive options/warrants outstanding	6,702,546	6,805,157	6,268,818
Weighted average exercise price per share	$34.53	$34.44	$33.42
Deduct: options bought back via treasury method	(5,159,746)	(5,087,405)	(5,509,056)

Common shares and common share equivalents outstanding	54,213,324	53,950,908	52,568,981

Basic book value per common share	$66.17	$64.61	$50.32
Diluted book value per common share	$61.59	$59.56	$47.40

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
ANNUALIZED INVESTMENT BOOK YIELD

	THREE MONTHS ENDED	THREE MONTHS ENDED
	MARCH 31, 2010	MARCH 31, 2009
Net investment income	$68,902	$77,854
Deduct: annual and non-recurring items	N/A	N/A

Net investment income, recurring	$68,902	$77,854

Annualized net investment income, recurring	$275,608	$311,416

Add: annual and non-recurring items	N/A	N/A

Normalized net investment income	$275,608	$311,416

Opening aggregate invested assets:
Fixed maturity investments, amortized cost	$6,792,563	$5,872,031
Other invested assets, available for sale, cost	—	89,229
Equity securities, cost	309	21,493
Other invested assets, at cost	184,237	70,198
Cash and cash equivalents	379,751	706,267
Net balances on purchases and sales of investments	184	12,371

Opening aggregate invested assets	$7,357,044	$6,771,589

Closing aggregate invested assets:
Fixed maturity investments, amortized cost	$6,896,718	$5,712,331
Other invested assets, available for sale, cost	—	89,250
Equity securities, cost	19,826	20,985
Other invested assets, cost	237,285	139,790
Cash and cash equivalents	497,574	704,419
Net balances on purchases and sales of investments	(172,797)	3,654

Closing aggregate invested assets	$7,478,606	$6,670,429

Average aggregate invested assets	$7,417,825	$6,721,009

Annualized investment book yield	3.7%	4.6%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
ANNUALIZED INVESTMENT BOOK YIELD

	YEAR ENDED	NINE MONTHS ENDED	SIX MONTHS ENDED
	DECEMBER 31, 2009	SEPTEMBER 30, 2009	JUNE 30, 2009
Net investment income	$300,675	$227,423	$154,391
Deduct: annual and non-recurring items	880	880	880

Net investment income, recurring	$299,795	$226,543	$153,511

Annualized net investment income, recurring	$299,795	$302,057	$307,022

Add: annual and non-recurring items	880	880	880

Normalized net investment income	$300,675	$302,937	$307,902

Opening aggregate invested assets:
Fixed maturity investments, amortized cost	$5,872,031	$5,872,031	$5,872,031
Other invested assets, available for sale, cost	89,229	89,229	89,229
Equity securities, cost	21,493	21,493	21,493
Other invested assets, at cost	100,198	100,198	100,198
Cash and cash equivalents	706,267	706,267	706,267
Balances receivable on sale of investments	12,371	12,371	12,371

Opening aggregate invested assets	$6,801,589	$6,801,589	$6,801,589

Closing aggregate invested assets:
Fixed maturity investments, amortized cost	$6,792,563	$6,815,658	$6,456,549
Other invested assets, available for sale, cost	—	—	4
Equity securities, cost	309	46	46
Other invested assets, at cost	184,237	168,704	146,485
Cash and cash equivalents	379,751	345,954	534,742
Net balances on purchases and sales of investments	184	(110,040)	(92,606)

Closing aggregate invested assets	$7,357,044	$7,220,322	$7,045,220

Average aggregate invested assets	$7,079,317	$7,010,956	$6,923,405

Annualized investment book yield	4.2%	4.3%	4.4%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
REGULATION G
In presenting the company’s results, management has included and discussed certain non-GAAP financial measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.
OPERATING INCOME
Operating income is an internal performance measure used by the company in the management of its operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses, net impairment charges recognized in earnings, impairment of intangible assets and foreign exchange gain or loss. The company excludes net realized investment gains or losses, net impairment charges recognized in earnings and net foreign exchange gain or loss from its calculation of operating income because the amount of these gains or losses is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. The Company excludes impairment of intangible assets as these are non-recurring charges. The company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the company’s results of operations in a manner similar to how management analyzes the company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. See page 17 for reconciliation of operating income to net income.
ANNUALIZED RETURN ON AVERAGE SHAREHOLDERS’ EQUITY (“ROAE”)
Annualized return on average shareholders’ equity is calculated using average equity, excluding the average after tax unrealized gains or losses on investments. Unrealized gains (losses) on investments are primarily the result of interest rate and risk premium movements and the resultant impact on fixed income securities. Such gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these unrealized gains (losses) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See page 18 for reconciliation of average shareholders’ equity.
ANNUALIZED OPERATING RETURN ON AVERAGE SHAREHOLDERS’ EQUITY
Annualized operating return on average shareholders’ equity is calculated using operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and average shareholders’ equity, excluding the average after tax unrealized gains (losses) on investments. Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized return on average shareholders’ equity explanation above. See page 17 for the reconciliation of net income to operating income and page 18 for the reconciliation of average shareholders’ equity.
DILUTED BOOK VALUE PER SHARE
The company has included diluted book value per share because it takes into account the effect of dilutive securities; therefore, the company believes it is a better measure of calculating shareholder returns than book value per share. See page 19 for a reconciliation of diluted book value per share to basic book value per share.
ANNUALIZED INVESTMENT BOOK YIELD
Annualized investment book yield is calculated by dividing normalized net investment income by average aggregate invested assets at book value. In calculating annualized investment book yield, normalized net investment income for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net investment income. Normalized net investment income is adjusted for known annual or non-recurring items. The company utilizes and presents the investment yield in order to better disclose the performance of the company’s investments and to show the components of the company’s ROAE. See pages 20 and 21 for reconciliation of annualized investment book yield.